                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                             Network Engines, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)

          Delaware                                           04-3064173
          --------                                           ----------
    (State of incorporation                                (IRS Employer
       or organization)                                  Identification No.)

                25 Dan Road, Canton, Massachusetts  02021-2817
                ----------------------------------------------
           (Address of principal executive offices)    (Zip Code)

If this form relates to the registration   If this form relates to the
of a class of securities pursuant to       registration of a class of securities
Section 12(b) of the Exchange Act and is   pursuant to Section 12(g) of the
effective pursuant to General              Exchange Act and is effective
Instruction A.(c), please check the        pursuant to General Instruction
following box. [_]                         A.(d), please check the following
                                           box. [X]

Securities Act registration statement file number to which this   333- 34286
form relates:                                                     ----------
                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:     None

          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share
                    ---------------------------------------
                                Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-34286) is incorporated herein by reference.

Item 2:  Exhibits.
         --------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Form of Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Form of Second Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.


                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                         Network Engines, Inc.


                         By:  /s/ Douglas G. Bryant
                             ----------------------------------
                             Douglas G. Bryant
                             Vice President of Administration,
                             Chief Financial Officer, Treasurer and Secretary



June 21, 2000